================================================================================

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      NEUROBIOLOGICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -----------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -----------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -----------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:

     -----------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -----------------------------------------------------------------------

     (3) Filing Party:

     -----------------------------------------------------------------------

     (4) Date Filed:

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Notes:

                                    [LOGO]

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.
                             1387 MARINA WAY SOUTH
                           RICHMOND, CALIFORNIA 94804
                                 (510) 215-8000


                                October 13, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Neurobiological Technologies, Inc. which will be held on November 12, 1998, at 10:00 a.m., at the St. Francis Yacht Club, San Francisco, California.

     The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

     After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the prepaid envelope addressed to ChaseMellon Shareholder Services, our transfer agent, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's Annual Report on Form 10-KSB is also enclosed.

     The Board of Directors and Management look forward to seeing you at the meeting.

                                  Sincerely yours,

                                  /s/ PAUL E. FREIMAN

                                  Paul E. Freiman
                                  President and Chief Executive Officer

                       NEUROBIOLOGICAL TECHNOLOGIES, INC.


                              ------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD THURSDAY, NOVEMBER 12, 1998
                              ------------------

THE STOCKHOLDERS OF NEUROBIOLOGICAL TECHNOLOGIES, INC.:

       The Annual Meeting of Stockholders of Neurobiological Technologies, Inc. ("NTI" or the "Company") will be held at the St. Francis Yacht Club, San Francisco, California, on November 12, 1998 at 10:00 a.m., local time, for the following purposes:

   1. To elect six directors to hold office until the next annual meeting of stockholders and until their successors are elected.

   2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors.

   3. To transact such other business as properly may come before the meeting or any adjournments or postponements of the meeting.

       The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

       Only stockholders of record at the close of business on September 15, 1998 are entitled to notice of, and to vote at, the meeting and any adjournments or postponements of the meeting. A complete list of stockholders entitled to notice of and to vote at the Annual Meeting will be available at the Secretary's office, 1387 Marina Way South, Richmond, California, for ten days before the meeting.

       All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she returned a proxy.


                              By Order of the Board of Directors,

                              /s/ PAUL E. FREIMAN

                              Paul E. Freiman
                              President and Chief Executive Officer

Richmond, California
October 13, 1998


-------------------------------------------------------------------------------
                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE. THANK YOU FOR ACTING PROMPTLY.
-------------------------------------------------------------------------------

                      NEUROBIOLOGICAL TECHNOLOGIES, INC.
                             1387 MARINA WAY SOUTH
                              RICHMOND, CA 94804
                                (510) 215-8000

                                ---------------
                                PROXY STATEMENT
                                ---------------


     The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Neurobiological Technologies, Inc., a Delaware corporation ("NTI" or the "Company"). The proxy is solicited for use at the annual meeting of stockholders (the "Annual Meeting") to be held at St. Francis Yacht Club, San Francisco, California, on November 12, 1998 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof. The approximate date on which this proxy statement and the accompanying notice and proxy are being mailed to stockholders is October 13, 1998.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     Only stockholders of record at the close of business on September 15, 1998 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. At the close of business on that date, the Company had outstanding 7,553,699 shares of Common Stock, par value $.001 per share ("Common Stock"). Holders of Common Stock are entitled to one vote for each share of Common Stock held. In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting must be represented at the Annual Meeting.

     All shares represented by each properly executed, unrevoked proxy received in time for the Annual Meeting will be voted in the manner specified therein.
If the manner of voting is not specified in an executed proxy received by the Company, the proxy will be voted for the election of the directors listed in the proxy for election to the Board and for approval of the other proposals described in this proxy statement.

     Directors are elected by a plurality vote. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained.

     Any stockholder giving a proxy in the form accompanying this proxy statement has the power to revoke the proxy prior to its exercise. A proxy can be revoked by an instrument of revocation delivered prior to the Annual Meeting to the Secretary of the Company, by presenting at the Annual Meeting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked, or at the Annual Meeting if the stockholder is present and elects to vote in person. Mere attendance at the Annual Meeting will not serve to revoke a proxy.

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Company's Common Stock.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

NOMINEES

     The Board of Directors proposes the election of the following six directors of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. The nominees securing the highest number of votes, up to the number of directors to be elected, will be elected as directors. It is intended that proxies received will be voted FOR the election of the nominees named below unless marked to the contrary. In the event any such person is unable or unwilling to serve as a director, proxies may be voted for substitute nominees designated by the present Board. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director if elected.

     All six nominees are currently serving as directors of the Company. The following table indicates the name and age of each nominee as of the date of this proxy statement, all positions with the Company held by the nominee, and the year during which the nominee first was elected or appointed a director.

                                                                                                          Director
          Name                    Age                    Position with NTI                           Continuously Since
---------------------          ---------           -----------------------------------------------   ------------------
Paul E. Freiman                   64               President, Chief Executive Officer and Director          1997
Abraham E. Cohen                  62               Chairman of the Board                                    1993
Enoch Callaway, M.D.              74               Director                                                 1987
Theodore L. Eliot, Jr.            70               Director                                                 1992
Abraham D. Sofaer                 60               Director                                                 1997
John B. Stuppin                   65               Director                                                 1988

     PAUL E. FREIMAN joined the Company as a director in April 1997 and was elected President and Chief Executive Officer in May 1997. He is the former chairman and chief executive officer of Syntex Corporation ("Syntex"), where he had a long and successful career and was instrumental in the sale of Syntex to Roche Holdings for $5.3 billion. He is credited with much of the marketing success of Syntex's lead product Naprosyn(R) and was responsible for moving the product to over-the-counter status, marketed by Proctor & Gamble as Aleve(R). Mr. Freiman is currently serving as chairman of the boards of Digital GeneTechnologies, Inc., a private genomics company, and Otsuka America Pharmaceuticals, Inc., and serves on the boards of Penford Corporation, Calypte Biomedical Corporation and Life Science Economics, Inc. He has been chairman of the Pharmaceutical Manufacturers Association of America (PhARMA) and has also chaired a number of key PhARMA committees. Mr. Freiman is also an advisor to Burrill & Co., a San Francisco merchant bank.

     ABRAHAM E. COHEN has been a director of the Company since March 1993 and has been Chairman of the Board of Directors since August 1993. From 1982 to 1992, Mr. Cohen served as Senior Vice President of Merck & Co. ("Merck") and from 1977 to 1988 as President of the Merck Sharp & Dohme International Division ("MSDI"). While at Merck, he played a key role in the development of Merck's international business, initially in Asia, then in Europe and, subsequently, as President of MSDI, which manufactures and markets human health products outside the United States. Since his retirement from Merck and MSDI in January 1992, Mr. Cohen has been active as an international business consultant. He is a director of six public companies: Agouron Pharmaceuticals, Inc., Akzo Nobel N.V., Smith Barney, Teva Pharmaceutical Industries, Ltd., Vion Pharmaceuticals, Inc., and Vasomedical, Inc.

     ENOCH CALLAWAY, M.D. is a founder and former employee of the Company and has served as a director of the Company since September 1987. Dr. Callaway previously served as Chairman of the Board of Directors of the Company from September 1987 to November 1990, as Co-Chairman of the Board from November 1990 until August, 1993, as Vice President from September 1988 until August 1993 and as Secretary from September 1988 until September 1991. Dr. Callaway has been Emeritus Professor of Psychiatry at the University of California, San Francisco since 1986, where he also served as Director of Research at the Langley Porter Psychiatric Institute from 1959 to 1988. Dr. Callaway is a director of Candide, Inc. He holds A.B. and M.D. degrees from Columbia University.

     THEODORE L. ELIOT, JR. served as a director of the Company from September 1988 until April 1992 and as a Vice President from September 1988 until September 1991. He subsequently has served as a director of the Company since August 1992. Mr. Eliot retired from the United States Department of State in 1978 with the rank of Ambassador. He served as Dean of the Fletcher School of Law and Diplomacy from 1979 to 1985 and as Secretary General for the United States of the Bilderberg Meetings from 1981 to October 1993. Mr. Eliot is a director of Fiberstars, Inc., a publicly held company. Mr. Eliot holds B.A. and M.P.A. degrees from Harvard University.

     ABRAHAM D. SOFAER has served as a director of the Company since April 1997. Mr. Sofaer is the first George P. Shultz Distinguished Scholar & Senior Fellow at the Hoover Institution, Stanford University, appointed in 1994. From 1990 to 1994, Mr. Sofaer was a partner at the legal firm of Hughes, Hubbard and Reed in Washington, D.C., where he represented several major U.S. public companies.
From 1985 to 1990, he served as the Legal Adviser to the United States Department of State, where he was principal negotiator on several key international disputes. From 1979 to 1985, he served as a federal judge in the Southern District of New York. Mr. Sofaer is registered as a qualified arbitrator with the American Arbitration Association and is a member of the National Panel of the Center for Public Resolution of Disputes (CPR), a leading organization in the area of resolution of disputes outside litigation. He has mediated or is now mediating merger-acquisition arbitrations, commercial cases involving valuation of commercial technology, and major securities class action suits. Mr. Sofaer is on the International Advisory Board of Chugai Biopharmaceuticals, Inc. Mr. Sofaer holds a B.A. degree from Yeshiva College and a L.L.B. from New York University.

     JOHN B. STUPPIN is a founder and employee of the Company and has served as a director of the Company since September 1988 and Treasurer from April 1991 until July 1994. From September 1987 until October 1990, Mr. Stuppin served as President of the Company, and from November 1990 to August 1993 as Co-Chairman of the Board of Directors, and from October 1990 until September 1991 as Executive Vice President. He also served as acting Chief Financial Officer of the Company from the Company's inception through December 1993. Mr. Stuppin is an investment banker and a venture capitalist. He has over 25 years experience in the start up and management of companies active in emerging technologies and has been the president of a manufacturing company. He is a director of Fiberstars, Inc. Mr. Stuppin holds an A.B. degree from Columbia College.

     The Board of Directors recommends a vote FOR election for director of the nominees set forth above.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors held five meetings during the fiscal year ended June 30, 1998. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of committees on which such directors serve.

     The Board of Directors has appointed a Compensation and Stock Option Committee, an Audit Committee and a Nominating Committee.

     The members of the Compensation and Stock Option Committee are Theodore L. Eliot, Jr., Abraham D. Sofaer, and John B. Stuppin. The Compensation and Stock Option Committee held three meetings during fiscal 1998. The Compensation and Stock Option Committee's functions are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company, including the administration of and granting of options under the Company's 1993 Stock Plan.

     The members of the Audit Committee are Theodore L. Eliot, Jr.  and Abraham
D. Sofaer. The Audit Committee held one meeting during fiscal 1998. The Audit Committee's functions are to review the scope of the annual audit, monitor the independent auditor's relationship with the Company, advise and assist the Board of Directors in evaluating the auditor's examination, supervise the Company's financial and accounting organization and financial reporting and nominate for stockholder approval at the annual meeting, with the approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed.

     The members of the Nominating Committee are Dr. Enoch Callaway and John B. Stuppin. The Nominating Committee held no meetings during fiscal 1998. The Nominating Committee is responsible for matters relating to the composition of the Board of Directors, including recruitment, nomination and succession. No nominations were received from, and no procedures have been established for, the nominees recommended by stockholders.

DIRECTORS' COMPENSATION

     Other than Mr. Cohen, who received $12,500 during fiscal 1998 for his service as a director, directors do not receive any fees for service on the Board of Directors. Mr. Cohen is also reimbursed for his expenses for each meeting attended. Dr. Callaway was paid $15,000 during fiscal 1998 for consulting services rendered to the Company pursuant to a consulting agreement. Mr. Stuppin was paid $13,008 during fiscal 1998 as an employee of the Company.

     Non-employee directors are currently eligible to participate in the Company's 1993 Stock Plan. Subject to the 1993 Stock Plan, each new non-employee director of the Company will receive an option to purchase shares of common stock on the date of his or her election to the Board at the fair market value on the date of grant. In addition, each non-employee director continuing to serve on the Board will also receive an automatic annual grant of an option to purchase 1,000 shares of the Company's Common Stock at the Annual Meeting of the Company's stockholders.

     In addition to the annual grants, in August 1997 Mr. Cohen was granted options to purchase 50,000 shares of Common Stock at an exercise price of $3.50, and in February 1998, he was granted options to purchase 25,000 shares of Common Stock at an exercise price of $0.563. Also in February 1998, each of Mr. Eliot, Mr. Sofaer, Mr. Stuppin and Dr. Callaway was granted an option to purchase 15,000 shares of Common Stock at an exercise price of $0.563. All of the above options vest at a rate of 20% per year over five years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Board of Directors consists of Messrs. Eliot and Sofaer who are outside directors. Between September 1988 and September 1991, Mr. Eliot served as a Vice President of the Company.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the Company's outstanding shares of Common Stock beneficially owned as of September 15, 1998 by: (i) each person who is known to the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each of the Company's directors; (iii) all officers named in the Summary Compensation Table below; and
(iv) all directors and executive officers as a group. The information relating to ownership of shares is based upon information furnished to the Company. The Company believes that the beneficial owners of the Common Stock, based on information supplied by such owners, have sole investment and voting power with respect to the shares of Common Stock shown as being beneficially owned by them, except as otherwise set forth in the footnotes to the table.

                       Name and Address                                 Number of Shares(1)                Percentage
--------------------------------------------------------------    ---------------------------           ---------------
New York Life Insurance Company (2)...........................                        393,750                   5.2%
  51 Madison Avenue, Room 206
  New York, NY 10010
Enoch Callaway, M.D. (3)......................................                        109,890                   1.4
Abraham E. Cohen (4)..........................................                        369,241                   4.7
Theodore L. Eliot, Jr.  (5)...................................                         52,410                    *
Paul E. Freiman (6)...........................................                        166,000                   2.2
Ronald Goldblum, M.D..........................................                              0                    *
Behzad Khosrovi, Ph.D. (7)....................................                        106,009                   1.4
Abraham D. Sofaer (8).........................................                        401,004                   5.1
John B. Stuppin (9)...........................................                        532,485                   6.9
Jeffrey S. Price, Ph.D. (10)..................................                        400,513                   5.1
All directors and executive officers as a group
 (10 persons)(11).............................................                      1,859,876                  20.6

-------------------------
* Less than 1%
(1) Includes shares subject to warrants or options exercisable within 60 days after September 15, 1998 as if such shares were outstanding on September 15, 1998 and assumes that no other person has exercised any outstanding warrants or options.
(2) According to Schedule 13G filed by New York Life Insurance Company.
(3) Includes 83,176 shares of Common Stock held by Enoch Callaway and Dorothy C. Callaway, Trustees or Successor Trustees of the Callaway 1989 Trust, executed May 20, 1989 (the "Callaway Trust"). Also includes options to purchase 26,714 shares of Common Stock exercisable within 60 days of September 15, 1998 held by Dr. Callaway. Dr. Callaway may be deemed to have a beneficial interest in the shares held by the Callaway Trust.
(4) Includes 247,131 shares subject to stock options and warrants exercisable within 60 days of September 15, 1998.
(5) Includes 21,294 shares of Common Stock held by Theodore L. Eliot, Jr. and Patricia P. Eliot, Trustees, the Eliot Trust, February 27, 1987 (the "Eliot Trust"). Also includes options to purchase 31,116 shares of Common Stock exercisable within 60 days of September 15, 1998 held by Mr. Eliot. Mr. Eliot may be deemed to have a beneficial interest in the shares held by the Eliot Trust.
(6) Includes 1,000 shares held in the estate of Paul E. Freiman and Anna Mazzuchi Freiman. Also includes 165,000 shares subject to stock options exercisable within 60 days of September 15, 1998.
(7) Includes 99,146 shares subject to stock options exercisable within 60 days of September 15, 1998.
(8) Includes 276,004 shares subject to stock options and warrants exercisable within 60 days of September 15, 1998.
(9) Includes 327,057 shares of Common Stock held by John B. Stuppin and Jane K. Stuppin, Trustees UTD dated March 11, 1991 (the "Stuppin Trust") and 500 shares of Common Stock held by Mrs. Stuppin. Mr. Stuppin may be deemed to have a beneficial interest in the shares held by the Stuppin Trust and Mrs. Stuppin. Also includes 203,428 shares subject to stock options and warrants exercisable within 60 days of September 15, 1998.

(10) Includes 325,293 shares subject to stock options and warrants exercisable within 60 days of September 15, 1998.
(11) Includes shares included pursuant to notes (3-9) and includes 116,799 additional shares subject to options exercisable within 60 days of September 15, 1998. Does not include any shares or options held by Dr. Price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During the fiscal year ended June 30, 1998 Paul Freiman, the Company's Chief Executive Officer and President, was a member of the board of directors of Life Science Economics, Inc. ("LSE"). The Company had a consulting arrangement with LSE under which the Company paid an aggregate of $409,000 in fiscal 1998.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation for the fiscal years ended June 30, 1996, 1997 and 1998 received by the individual who served as the Company's Chief Executive Officer during 1998 and the Company's three other most highly compensated executive officers and former executive officers whose total annual salary and bonus for fiscal year 1998 exceeded $100,000 (the "Named Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                                         LONG TERM
                                                               ANNUAL COMPENSATION                  COMPENSATION AWARDS
      NAME AND PRINCIPAL POSITION AS OF              ----------------------------------------      ------------------------
                JUNE  30, 1998                         YEAR        SALARY($)        BONUS($)              OPTIONS(#)
------------------------------------------           --------    ------------      ----------      ------------------------
Paul E. Freiman                                        1998        92,533                 0                      250,000
  President and Chief Executive Officer(1)             1997        27,280                 0                      145,000

Ronald Goldblum, M.D.                                  1998       169,097            90,000                      110,000
  Former Vice President, Medical Affairs(2)            1997       167,500                 0                            0
                                                       1996       155,000                 0                        8,000

Behzad Khosrovi, Ph.D.                                 1998       116,923                 0                            0
  Vice President, Pharmaceuticals Development          1997       129,500                 0                            0
                                                       1996       125,000                 0                        2,000

Jeffrey S. Price, Ph.D.                                1998       176,122                 0                            0
  Former Executive Vice President(3)                   1997       175,000                 0                            0
                                                       1996       175,000                 0                            0

-------------------------
(1) 1997 salary shown for Mr. Freiman includes $5,068 for consulting services earned prior to joining the Company as its President and Chief Executive Officer on May 8, 1997.
(2)  Dr. Goldblum resigned from the Company effective May 31, 1998.
(3) Dr. Price resigned from his position as an officer and director of the Company effective September 21, 1997 and was entitled to certain compensation until September 20, 1998. See "Employment Agreements" below.

     The following table sets forth further information regarding the grants of stock options during the fiscal year ended June 30, 1998 to the Named Officers. Behzad Khosrovi and Jeffrey S. Price were not granted any options during fiscal 1998. Since inception, the Company has not granted any stock appreciation rights.

                                                   OPTION GRANTS IN FISCAL 1998

                                                                             INDIVIDUAL GRANT
                                                ------------------------------------------------------------------------------------
                                                    NUMBER OF            PERCENT OF TOTAL
                                                   SECURITIES            OPTIONS GRANTED
                                                   UNDERLYING            TO EMPLOYEES IN        EXERCISE OR
                                                     OPTIONS                  FISCAL            BASE PRICE            EXPIRATION
                      NAME                         GRANTED(#)                 1998(%)           ($/SHARE)(1)             DATE
------------------------------------------      ----------------        -------------------   ----------------    -----------------
Paul E. Freiman                                     150,000(2)                  24.7              0.563                2/4/08
                                                    100,000(2)                  15.5              3.50                8/19/07
Ronald Goldblum, M.D.                                10,000(3)                   1.6              1.88                8/29/98(5)
                                                     50,000(4)                   8.2              0.813               8/29/98(5)
                                                     50,000(2)                   8.2              0.563               8/29/98(5)

-----------------------
(1) The exercise price on the date of grant was equal to 100% of the fair market value on such date.
(2) The options become exercisable at a rate of 20% per year over a period of five years.
(3)  These options were fully exercisable upon the date of grant.
(4) These options vest 33.3% on the date of grant, 33.3% on April, 1999 and 33.4% on April 1, 2000.
(5) These options expired unexercised 90 days after the date of Dr. Goldblum's resignation.

     None of the Named Officers exercised any options during fiscal 1998. The following table sets forth information regarding the number and value of unexercised options held by the Named Officers at fiscal year-end.

                         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES IN LAST FISCAL YEAR

                                             NUMBER OF UNEXERCISED                     VALUE OF UNEXERCISED
                                                OPTIONS HELD AT                        IN-THE-MONEY OPTIONS
                                                FISCAL YEAR END(#)                    AT FISCAL YEAR END($)(1)
                                       ------------------------------------      -------------------------------------
      NAME                               EXERCISABLE         UNEXERCISABLE         EXERCISABLE         UNEXERCISABLE
------------------------               --------------      ----------------      ---------------     -----------------
Paul E. Freiman                            145,000               250,000                 --                 $46,800
Ronald Goldblum, M.D.                       89,500                93,500             $1,033                  17,667
Behzad Khosrovi, Ph.D.                      99,146                 4,000                 --                      --
Jeffrey S. Price, Ph.D.                    225,293                22,000                 --                      --

-----------------------
(1) Based on the amount, if any, by which the last per share quote of the Common Stock on the OTC-Bulletin Board(R) June 30, 1998 ($0.875) exceeds the exercise price.

EMPLOYMENT AGREEMENTS

     In July 1997, the Company entered into a retention agreement with Ronald Goldblum which provided for additional compensation of $90,000 payable in three equal installments on July 28 and October 31, 1997 and January 30, 1998. Dr. Goldblum was also granted an option to purchase 10,000 shares of the Company's Common Stock at the fair market value which vested immediately on the date of the grant.

     In October 1997, the Company entered into an agreement with Jeffrey S. Price, upon his resignation as an officer and director of the Company, which provides for compensation of $12,500 per month through the period ending September 20, 1998.

PENSION AND LONG-TERM INCENTIVE PLANS

     The Company has no pension or long-term incentive plans.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. The Company believes all required reports have been timely filed, except (i) Mr. Freiman, Mr. Cohen, Mr. Sofaer and Mr. Stuppin each timely filed a Form 5 showing one transaction which should have been reported earlier on a Form 4; and (ii) Dr. Goldblum failed to make a filing with respect to his three option grants in fiscal 1998. In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the Commission.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended June 30, 1999, subject to ratification by the stockholders. Ernst & Young LLP has audited the Company's financial statements since fiscal 1992. Representatives of Ernst & Young LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

REQUIRED APPROVAL

     In order to be adopted, a majority of the shares entitled to vote must vote on this proposal and it must receive the affirmative vote of a majority of the shares voting.

     The Board of Directors recommends a vote FOR ratification of Ernst & Young LLP as the Company's independent auditors.


                               OTHER INFORMATION

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1998 is enclosed with this Proxy Statement.


                             STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 1999 Annual Meeting must be received by the Secretary of the Company no later than June 12, 1999. Such proposals may be included in the Company's proxy statement and form of proxy relating to that meeting if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                 OTHER MATTERS

     The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.


                              BY ORDER OF THE BOARD OF DIRECTORS,

                              /s/ PAUL E. FREIMAN

                              Paul E. Freiman
                              President and Chief Executive Officer

Richmond, California
October 13, 1998

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTPAID ENVELOPE.

_______________________________________________________________________________

                      NEUROBIOLOGICAL TECHNOLOGIES, INC.

                                   P R O X Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Paul E. Freiman and Stephen C. Ferruolo proxies, and hereby authorizes each of them to represent and vote as designated on the other side, all the shares of stock of Neurobiological Technologies, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the company to be held November 12, 1998 or any adjournment thereof.

      (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)


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

________________________________________________________________________________

                                                                 Please mark [X]
                                                                  your vote
                                                                   as this


ITEM 1 - ELECTION OF DIRECTORS

         Nominees:

         Paul E. Freiman                Theodore L. Eliot, Jr.
         Abraham E. Cohen               Abraham D. Sofaer
         Enoch Callaway, M.D.           John B. Stuppin

                         WITHHELD
         FOR             FOR ALL
         [ ]               [ ]


         WITHHELD FOR: (Write that nominee's name in the space provided below.)


         ----------------------------------------------------------------------



ITEM 2 - APPOINTMENT OF INDEPENDENT AUDITORS


         FOR           AGAINST         ABSTAIN
         [ ]             [ ]             [ ]



SIGNATURE(S)                                            DATE              , 1998
             -----------------------------------------       -------------
Please date and sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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